Exhibit 77C
          Kemper Aggressive Growth Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-07855
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR                  563,703
                       WITHHELD               6,739

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR                  567,013
                       WITHHELD               3,429

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR                  567,013
                       WITHHELD               3,429

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR                  567,013
                       WITHHELD               3,429


























          Exhibit 77C
          Kemper Aggressive Growth Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-07855
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR                  567,013
                       WITHHELD               3,429

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR                  567,013
                       WITHHELD               3,429

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR                  567,013
                       WITHHELD               3,429

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR                  567,013
                       WITHHELD               3,429

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR                  567,013
                       WITHHELD               3,429


























          Exhibit 77C
          Kemper Aggressive Growth Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-07855
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       F0R                  565,119
                       AGAINST                2,478
                       ABSTAIN                2,846

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       F0R                  415,160
                       AGAINST                1,458
                       ABSTAIN                7,692

          Item 6:  New Rule 12B-1 Distribution Plan
                   (Class B shareholders only)

                    Vote                Number
                    ----                -----------
                    F0R                     207,505
                    AGAINST                   1,975
                    ABSTAIN                   1,578

          Item 6:  New Rule 12B-1 Distribution Plan
                   (Class C shareholders only)

                    Vote                Number
                    ----                -----------
                    F0R                      67,283
                    AGAINST                       0
                    ABSTAIN                   1,951




























          Exhibit 77C
          Kemper Aggressive Growth Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-07855
          Page 4

          Item 7.  Approve changes in investment policies

                    Vote                Number
                    ----                -----------
                    F0R                     364,830
                    AGAINST                  10,160
                    ABSTAIN                   7,803




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